                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  6
Portfolio of Investments.........................  7
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 14

VPQ SAR 4/98

                             LETTER TO SHAREHOLDERS
March 23, 1998

Dear Shareholder,
    The new year ushered in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997, signed
into law by President Clinton in
August, creates many new opportunities
for you and your family to take a more                   [PHOTO]
active role in achieving your long-term
financial goals.                         DENNIS J. MCDONNELL AND DON G. POWELL
    Most Americans will benefit from
the bill's $95 billion in tax cuts over
five years. The so-called Kiddie Credit
gives parents $400 in immediate tax
relief for every child under age 17, and families will find it easier to save for their children's college expenses with the new Education IRA. The bill also cuts capital gains tax rates for the first time in more than a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year, more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC REVIEW
    The U.S. economy sustained its forward momentum throughout 1997, growing at a moderate rate of 3.8 percent, as measured in terms of gross domestic product. Despite this continuing growth trend, inflation not only remained low but was on a decline.
    Nevertheless, market watchers remained alert for signs of surging prices. One cause of concern was the extremely tight labor market. The percentage of unemployed Americans fell to a 24-year low of 4.6 percent in February, as the strong economy created more jobs than expected and wages continued to rise. To date, increased productivity has allowed the U.S. economy to absorb this increase in the workforce without overheating or driving prices higher.
    Pennsylvania's credit outlook is stable, reflecting recent job growth, low unemployment, and conservative budgetary practices. In response to improved economic and financial performance, Moody's and Fitch upgraded Pennsylvania's rating to Aa3 and AA, respectively, in 1997.

                                                           Continued on page two

MARKET REVIEW

    The bond market rally continued during the past six months, with both taxable and tax-exempt yields gradually drifting downward with minimal volatility. Bond prices move in the opposite direction of bond yields, so as bond yields fell during the period, bond prices were on the rise. Thirty-year Treasury yields declined from 6.61 percent on August 29, 1997 to 5.91 percent on February 27, 1998. In addition, the currency crisis in Asia helped spark the domestic bond market, as U.S. Treasuries enjoyed an increase in demand from both foreign and U.S. investors.
    As is typical during bond market rallies, municipal bond yields also declined, although municipals did not perform as strongly as taxable bonds. Heavy supply and low yield levels contributed to the weaker performance of the municipal market. Generic general obligation 30-year AAA-rated municipal yields dropped from 5.30 percent to 4.96 percent at the end of the period.
    Credit spreads--the difference in yield between high-quality issues and low-quality issues--remained extremely tight during the past six months. Under normal circumstances, low-quality issues provide higher yields in order to compensate investors for additional credit risk. In 1997, close to 49 percent of newly issued municipal bonds were insured--causing a scarcity of higher-yielding, lower-rated securities. This shortage, combined with low yields in the municipal market, resulted in very narrow credit spreads.
    Municipal yields continued to be very attractive compared to taxable yields. For example, the Bond Buyer Revenue Bond Index, composed of 25 revenue bonds with an average rating of single-A and an average maturity of 30 years, is representative of the bonds we typically purchase for the Trust. The Index was yielding 5.36 percent at the end of the reporting period, while the 30-year Treasury bond was yielding 5.91 percent. In other words, the difference between municipal bonds yields and long-term Treasury yields is historically very narrow.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality*
    As of February 28, 1998


AAA...................   70.7%
AA....................    8.1%
A.....................    5.3%
BBB...................    7.7%
Non-Rated.............    8.2%

*  As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.
                                                         Continued on page three

TRUST STRATEGY

We employed the following strategies in managing the Trust over the period:

- At the inception of the Trust in 1991, we were able to invest the Trust's initial assets in bonds with attractive coupons and yields, and many of these securities remain in the portfolio today. These securities, with coupons much higher than current market levels, are approaching their 10-year call date and are at risk of being either pre-refunded or called. If this happens, we will need to replace them with new bonds at current lower coupons.

    To help minimize this risk as the call dates approach, we gradually reduced the Trust's holdings of pre-refunded securities and replaced them with longer-term discount securities or securities priced near face value. If the bond market continues to rally, discount securities are more likely to rise in price than premium securities.

- Duration was also a major focus. At the end of the reporting period, the duration of the portfolio stood at 4.89 years. Duration is a measurement used to express the sensitivity of a bond's price to changes in interest rates. Each year of duration represents an expected one-percent change in the price of a bond for every one-percent change in interest rates. Typically, funds with short durations perform better when interest rates are rising, while funds with long durations perform better when rates are declining. Our interest rate outlook, described in more detail below, is moderately optimistic. However, lengthening the duration of the Trust would significantly impact the dividend, so we will maintain a somewhat short duration in order to support the Trust's high dividend.

- Due to the high yield of existing holdings and the strong credit quality of the portfolio (70.7 percent of assets are AAA-rated), turnover in the portfolio was low because current market offerings did not add value over existing holdings. However, we were able to acquire several non-insured issues, such as Delaware County Industrial Development Authority (Baa1/A), at attractive yields.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                                  AS OF
                                                            FEBRUARY 28, 1998
Health Care.............................................          25.1%
General Purpose.........................................          21.0%
Water & Sewer...........................................          10.3%
Student Loan............................................           8.8%
Public Education........................................           6.2%

*As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY
     For the six months ended February 28, 1998, the Van Kampen American Capital Pennsylvania Quality Municipal Trust generated a total return at market price of
6.57 percent(1), including reinvestment of dividends and capital gains totaling $.5326 per share. The Trust offered a tax-exempt distribution rate of 5.87 percent(3), based on the

                                                          Continued on page four
closing common stock price of $17.375 per share on February 28, 1998. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.44 percent(4) (for investors in the 37.8 percent combined federal and state income tax bracket).


                           [DIVIDEND HISTORY GRAPH]

SIX-MONTH DISTRIBUTION HISTORY
FOR THE PERIOD ENDED FEBRUARY 28, 1998


                                                 Capital
                                Dividends         Gains
Sep 1997                        $.0850
Oct 1997                        $.0850
Nov 1997                        $.0850
Dec 1997                        $.0850            $.0226
Jan 1998                        $.0850
Feb 1998                        $.0850

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.


OUTLOOK
    We expect the U.S. economy and the demand for products and services to remain strong in the coming months. However, the impact of the Asian financial crisis is a looming question. The fallout from Asian currency devaluations in late 1997 occurred at a time when the U.S. dollar was extremely strong against most major foreign currencies. If Asia's purchasing power is sharply reduced due to weakened currencies, analysts fear that U.S. export sales will slump. At the same time, as Asian goods become cheaper relative to American goods, domestic companies could face a period of price competition versus imported goods. Taken together, these developments could cut into the earnings of U.S. corporations.
    There is no debate that the Federal Reserve Board believes low inflation is the ideal environment for the economy. Because inflation is low, it is unlikely that the Fed will change short-term rates in the near future. While the Fed continues to give credence to signs of economic strength, we believe it will wait to determine the impact of the Asian situation before taking any action. Longer term, interest rates need to be high enough to control economic growth. With a focus on inflation rather than growth, the Fed will probably take any necessary actions to keep inflation from rising. We will expect a rate increase by the Fed only if there are signs of an acceleration in inflation.
    Regarding the municipal bond market, we believe yields will remain near current levels through at least mid-summer. This will depend not only on the general economy and the taxable bond market, but also tax-exempt bond supply and demand levels. Given
                                                          Continued on page five
what we have seen this year, the market appears to be in a solid equilibrium position, with strong demand to accommodate record municipal supply.
    We believe the Trust is positioned to perform well in the coming months and do not anticipate making major changes to the structure of the portfolio. We continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. While we believe it is unlikely that short-term interest rates will rise, this event would have an unfavorable effect on the dividend-paying ability of the common shares and would also negatively impact the price.
    We appreciate your continued confidence in Van Kampen American Capital and your Trust's portfolio manager.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                Please see footnotes on page six

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1998

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST
                            (NYSE TICKER SYMBOL-VPQ)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........     6.57%
Six-month total return based on NAV(2)....................     4.75%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     5.87%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)...................................     9.44%

 SHARE VALUATIONS

Net asset value...........................................  $  17.33
Closing common stock price................................  $17.3750
Six-month high common stock price (01/22/98)..............  $18.1250
Six-month low common stock price (10/29/97)...............  $16.6875
Preferred share rate(5)...................................    3.500%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 37.8% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.4%
          PENNSYLVANIA  90.4%
$ 6,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)...........................  6.625%  01/01/22  $  7,094,100
  7,475   Allegheny Cnty, PA Hosp Dev Auth Rev Saint
          Margaret Mem Hosp (Prerefunded @ 10/01/01)......  7.125   10/01/21     8,219,286
  2,575   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/08     1,580,123
  2,580   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   06/01/09     1,539,176
  1,645   Allegheny Cnty, PA San Auth Swr Rev Ser A (FGIC
          Insd)...........................................      *   12/01/09       959,117
  2,475   Allentown, PA Area Hosp Auth Rev Sacred Heart
          Hosp of Allentown...............................  7.500   07/01/06     2,703,121
  2,690   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.200   11/01/06     2,838,999
  5,500   Armstrong Cnty, PA Hosp Auth Hosp Rev Armstrong
          Cnty Mem Hosp Ser A.............................  7.500   11/01/16     5,835,885
  1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hosp Rev
          Bryn Mawr Rehab Hosp Rfdg (Prerefunded @
          07/01/02).......................................  6.900   07/01/07     1,126,360
  1,150   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/03       930,569
  1,130   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/03       895,265
  1,195   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/04       921,536
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/04       920,697
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/05       897,932
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/05       878,510
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/06       856,159
  1,020   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/06       700,159
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/07       815,533
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/07       797,502
  1,190   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   03/01/08       755,507
  1,205   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/08       747,871
  1,220   Chichester Sch Dist PA Ser B (FGIC Insd)........      *   09/01/09       719,532
  7,310   Dauphin Cnty, PA Hosp Auth Rev Cmnty Genl
          Osteopathic Hosp Rfdg...........................  7.375   06/01/16     8,025,868
  1,000   Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
          Proj Rfdg.......................................  6.875   06/01/16     1,042,340
  6,000   Delaware Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Philadelphia Elec Co Proj.......................  7.375   04/01/21     6,547,680
  1,000   Delaware Cnty, PA Indl Dev Auth Rev Res Recov
          Fac Ser A Rfdg..................................  6.200   07/01/19     1,082,460
 18,000   Emmaus, PA Genl Auth Rev Local Govt Pool G (FGIC
          Insd)...........................................  7.000   05/15/18    19,596,060
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware Vly
          Med Rfdg (FHA Gtd)..............................  7.000   08/01/22     4,449,280

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$   780   Lancaster, PA Indl Dev Auth Coml Rev First Mtg
          Kmart Corp Ser A Rfdg...........................  7.100%  09/15/07  $    831,964
  4,000   Lehigh Cnty, PA Genl Purp Auth Rev Good Shepherd
          Rehab Hosp (Prerefunded @ 11/15/01).............  7.500   11/15/21     4,535,120
  5,500   Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
          Hosp Ser B (Prerefunded @ 07/15/99).............  8.100   07/15/10     5,919,210
  1,000   Mars, PA Area Sch Dist (AMBAC Insd) (a).........  5.000   09/01/27       971,450
  3,100   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Abington Hosp (AMBAC Insd)..................  6.000   06/01/16     3,347,814
    655   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.000   11/15/99       685,510
  1,250   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  7.350   11/15/05     1,368,075
  2,345   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Pottstown Mem Med Cent Proj.................  6.875   11/15/20     2,530,841
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev Res Recov
          (LOC-Banque Paribas)............................  7.500   01/01/12     6,649,440
  1,000   Parkland, PA Sch Dist (FGIC Insd) (a)...........  5.000   09/01/18       979,890
  2,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
          MacMillan Ltd Partnership Proj..................  7.600   12/01/20     2,245,280
  1,000   Pennsylvania Econ Dev Fin Auth Res Recov Rev
          Colver Proj Ser D...............................  7.150   12/01/18     1,119,120
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          34B (FHA Gtd)...................................  7.000   04/01/24     1,063,450
  2,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          42..............................................  6.850   04/01/25     2,169,700
  3,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          52B (FHA Gtd)...................................  6.250   10/01/24     3,162,810
  1,500   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          53A.............................................  6.050   04/01/18     1,572,855
  1,000   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          54A Rfdg (FHA Insd).............................  6.050   10/01/16     1,048,570
  1,565   Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          54A Rfdg (FHA Gtd)..............................  6.150   10/01/22     1,640,637
  7,000   Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia (Prerefunded @ 06/15/02)...  6.800   06/15/22     7,746,620
 17,015   Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser A (AMBAC Insd) (b)...........  7.050   10/01/16    18,143,435
  2,200   Pennsylvania St Higher Edl Fac Auth Rev Med
          College PA Ser A (Prerefunded @ 03/01/99).......  8.375   03/01/11     2,344,892
  4,250   Philadelphia, PA Arpt Rev Ser A (AMBAC Insd)....  6.100   06/15/25     4,605,513
  2,000   Philadelphia, PA Gas Wks Rev Ser 14 (FSA
          Insd)...........................................  6.375   07/01/14     2,214,820
  3,000   Philadelphia, PA Gas Wks Rev Ser 14 Rfdg (FSA
          Insd)...........................................  6.250   07/01/08     3,322,740

                                               See Notes to Financial Statements

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 7,165   Philadelphia, PA Muni Auth Rev Justice Lease Ser
          B (Prerefunded @ 11/15/01) (FGIC Insd)..........  7.125%  11/15/18  $  8,047,656
  5,000   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.500   08/01/10     5,638,150
  5,500   Philadelphia, PA Wtr & Swr Rev Ser 16
          (Prerefunded @ 08/01/01)........................  7.000   08/01/18     6,018,815
  3,000   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
          Insd)...........................................  5.625   06/15/08     3,279,420
                                                                              ------------
                                                                               186,680,424
                                                                              ------------
          PUERTO RICO  7.0%
    884   Centro de Recaudaciones de Ingresos Muni Ctfs
          Partn PR........................................  6.850   10/17/03       920,439
 14,000   Puerto Rico Comwlth Pub Impt Rfdg...............      *   07/01/04    10,661,700
  1,560   Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg....  6.000   07/01/14     1,678,092
    990   Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth
          Fac Ser K Rfdg..................................  6.600   07/01/04     1,088,277
                                                                              ------------
                                                                                14,348,508
                                                                              ------------
          U. S. VIRGIN ISLANDS  2.0%
  3,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg..................................  7.250   10/01/18     4,209,675
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  99.4%
  (Cost $185,544,663).......................................................   205,238,607
TOTAL SHORT-TERM INVESTMENTS  0.1%
  (Cost $100,000)...........................................................       100,000
                                                                              ------------
TOTAL INVESTMENTS  99.5%
  (Cost $185,644,663).......................................................   205,338,607
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.................................     1,111,461
                                                                              ------------
NET ASSETS  100.0%..........................................................  $206,450,068
                                                                              ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $185,644,663).......................  $205,338,607
Cash........................................................        86,854
Interest Receivable.........................................     3,382,836
Other.......................................................         5,853
                                                              ------------
      Total Assets..........................................   208,814,150
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,945,686
  Investment Advisory Fee...................................       111,068
  Income Distributions - Common and Preferred Shares........       103,218
  Administrative Fee........................................        31,734
  Affiliates................................................         9,460
Trustees' Deferred Compensation and Retirement Plans........        82,753
Accrued Expenses............................................        80,163
                                                              ------------
      Total Liabilities.....................................     2,364,082
                                                              ------------
NET ASSETS..................................................  $206,450,068
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,300 issued with liquidation preference of
  $50,000 per share)........................................  $ 65,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 8,164,454 shares issued and
  outstanding)..............................................        81,645
Paid in Surplus.............................................   120,836,106
Net Unrealized Appreciation.................................    19,693,944
Accumulated Undistributed Net Investment Income.............       742,330
Accumulated Net Realized Gain...............................        96,043
                                                              ------------
      Net Assets Applicable to Common Shares................   141,450,068
                                                              ------------
NET ASSETS..................................................  $206,450,068
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($141,450,068 divided by
  8,164,454 shares outstanding).............................  $      17.33
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 6,387,383
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      713,747
Administrative Fee..........................................      203,928
Preferred Share Maintenance.................................       84,210
Trustees' Fees and Expenses.................................       13,573
Custody.....................................................        8,138
Legal.......................................................        5,112
Other.......................................................       88,133
                                                              -----------
    Total Expenses..........................................    1,116,841
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,270,542
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $    96,026
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   17,355,372
  End of the Period.........................................   19,693,944
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,338,572
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,434,598
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,705,140
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended February 28, 1998 and
                   the Year Ended August 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended      Year Ended
                                                          February 28, 1998   August 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................   $  5,270,542       $ 10,565,273
Net Realized Gain........................................         96,026            234,110
Net Unrealized Appreciation During the Period............      2,338,572          4,546,702
                                                           -------------       ------------
Change in Net Assets from Operations.....................      7,705,140         15,346,085
                                                           -------------       ------------
Distributions from Net Investment Income:
  Common Shares..........................................     (4,159,355)        (8,596,978)
  Preferred Shares.......................................     (1,138,956)        (2,254,783)
                                                           -------------       ------------
                                                              (5,298,311)       (10,851,761)
                                                           -------------       ------------
Distributions from Net Realized Gain:
  Common Shares..........................................       (184,251)          (247,642)
  Preferred Shares.......................................        (49,842)           (72,294)
                                                           -------------       ------------
                                                                (234,093)          (319,936)
                                                           -------------       ------------
Total Distributions......................................     (5,532,404)       (11,171,697)
                                                           -------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......      2,172,736          4,174,388
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...........................................        194,374            424,967
                                                           -------------       ------------
TOTAL INCREASE IN NET ASSETS.............................      2,367,110          4,599,355
NET ASSETS:
Beginning of the Period..................................    204,082,958        199,483,603
                                                           -------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $742,330 and $770,099,
  respectively)..........................................   $206,450,068       $204,082,958
                                                           =============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                 September 27, 1991
                                 Six Months                                                        (Commencement
                                   Ended                    Year Ended August 31                   of Investment
                                February 28,   -----------------------------------------------     Operations) to
                                    1998        1997      1996      1995      1994      1993      August 31, 1992
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period
   (a)........................    $17.059      $16.546   $16.705   $16.431   $17.987   $16.387           $14.788
                                 --------        -----     -----     -----     -----     -----          --------
 Net Investment Income........       .647        1.297     1.302     1.331     1.338     1.344             1.092
 Net Realized and Unrealized
   Gain/Loss..................       .298         .588     (.064)     .349    (1.544)    1.685             1.460
                                 --------        -----     -----     -----     -----     -----          --------
Total from Investment
 Operations...................       .945        1.885     1.238     1.680     (.206)    3.029             2.552
                                 --------        -----     -----     -----     -----     -----          --------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common
    Shareholders..............       .510        1.056     1.092     1.092     1.092     1.042              .754
   Common Share Equivalent of
    Distributions Paid to
    Preferred Shareholders....       .140         .277      .295      .312      .214      .186              .199
 Distributions from Net
   Realized Gain:
   Paid to Common
    Shareholders..............       .023         .030      .008      .002      .039      .161               -0-
   Common Share Equivalent of
    Distributions Paid to
    Preferred Shareholders....       .006         .009      .002       -0-      .005      .040               -0-
                                 --------        -----     -----     -----     -----     -----           -------
Total Distributions...........       .679        1.372     1.397     1.406     1.350     1.429              .953
                                 --------        -----     -----     -----     -----     -----           -------
Net Asset Value, End of the
 Period.......................    $17.325      $17.059   $16.546   $16.705   $16.431   $17.987           $16.387
                                 ========      =======   =======   =======   =======   =======           =======
Market Price Per Share at End
 of the Period................    $17.375      $16.813   $17.125   $16.250   $16.125   $17.625           $15.750
Total Investment Return at
 Market Price (b).............      6.57%*       4.72%    12.52%     8.02%   (2.22%)    20.26%           10.22%*
Total Return at Net Asset
 Value (c)....................      4.75%*       9.93%     5.71%     8.90%   (2.45%)    17.85%           14.65%*
Net Assets at End of the
 Period (In millions).........     $206.5      $ 204.1   $ 199.5   $ 200.3   $ 197.7   $ 210.0           $ 197.0
Ratio of Expenses to Average
 Net Assets Applicable to
 Common Shares**..............      1.60%        1.66%     1.67%     1.73%     1.64%     1.64%             1.58%
Ratio of Net Investment Income
 to Average Net Assets
 Applicable to Common Shares
 (d)..........................      5.92%        6.08%     5.99%     6.37%     6.54%     6.85%             6.28%
Portfolio Turnover............         2%*          6%       13%       15%        1%        4%              55%*
*  Non-Annualized
** Ratio of Expenses to
   Average
   Net Assets Including
   Preferred Shares...........      1.10%        1.12%     1.13%     1.15%     1.12%     1.11%             1.11%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.212 per common share.

(b) Total Investment Return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Pennsylvania Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Pennsylvania income taxes and, where possible under local law, local income and personal property taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Pennsylvania municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At February 28, 1998, for federal income tax purposes cost of long-term investments is $185,544,663, the aggregate gross unrealized appreciation is $19,693,944 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $19,693,944.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended February 28, 1998, the Trust recognized expenses of approximately $25,000 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees

                         February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service of the Fund. The maximum annual benefit per trustee under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At February 28, 1998 and August 31, 1997, paid in surplus related to common shares aggregated $120,836,106 and $120,641,844, respectively.

    Transactions in common shares were as follows:

                                             SIX MONTHS ENDED         YEAR ENDED
                                            FEBRUARY 28, 1998    AUGUST 31, 1997
---------------------------------------------------------------------------------
Beginning Shares.......................             8,153,254          8,127,899
Shares Issued Through Dividend
  Reinvestment.........................                11,200             25,355
                                                    ---------          ---------
Ending Shares..........................             8,164,454          8,153,254
                                                    =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,972,410 and $3,389,708 respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,300 Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on February 28, 1998, was 3.500% and for the six months ended February 28, 1998, the rates ranged from 3.500% to 4.169%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

        VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL* - Chairman
STEVEN MULLER
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.